                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                          ---------------------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


                               December 8, 1998
               Date of Report (Date of Earliest Event Reported)



                          HEADLANDS MORTGAGE COMPANY
                          --------------------------
            (Exact Name of Registrant as Specified in Its Charter)



   California                      000-23569                      94-2851992
   ----------                      ---------                      ----------
(State or Other                (Commission File                (I.R.S. Employer
Jurisdiction of                     Number)                  Identification No.)
 Incorporation)


          1100 Larkspur Landing Circle, Suite 101, Larkspur, CA 94939
          -----------------------------------------------------------
                   (Address of Principal Executive Offices)



                                (415) 461-6790
                                --------------
                        (Registrant's Telephone Number,
                             Including Area Code)

                                Not Applicable
                                --------------
         (Former Name or Former Address, if Changed Since Last Report)
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                   INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.     OTHER EVENTS
            ------------

            On December 8, 1998 Headlands Mortgage Company (the "Company") entered into an Agreement and Plan of Merger with GreenPoint Financial Corp. ("GreenPoint") and GF Acquisition Corp. ("GF").

            The following exhibit is a copy of the above-referenced agreement:

Item 7(c).  Exhibits
            --------

            2.1  Agreement and Plan of Merger, dated December 8, 1998
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                                   SIGNATURE


  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:   December 16, 1998



                                    HEADLANDS MORTGAGE COMPANY



                                    By: /s/ Gilbert J. MacQuarrie
                                       ---------------------------------------
                                       Gilbert J. MacQuarrie
                                       Executive Vice President and
                                       Chief Financial Officer
                                       (Principal Financial Officer
                                       and Principal Accounting Officer)

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                                 EXHIBIT INDEX


Exhibit Number                                                     Page Number
--------------                                                     -----------

2.1     Agreement and Plan of Merger dated December 8, 1998.........    5